PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K, THIS EXHIBIT OMITS CERTAIN INFORMATION, IDENTIFIED BY [***], THAT IS NOT MATERIAL AND THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.31

Amendment 7 (Work Change Order)

for Contract No.: BRIDGER AIR TANKER-OCT 2017-CL415EAF-3AC_2OP(SL)

This Amendment 7 (this “Amendment”) is made on October 21, 2020 between Longview Aviation Services Inc. (“LAS”) Viking Air Limited and Bridger Air Tanker, LLC (“Purchaser”) for Contract No.: BRIDGER AIR TANKER-OCT 2017-CL415EAF-3AC_2OP(SL) (as subsequently amended, the “Purchase Agreement”), and supersedes and takes precedence over the applicable terms and conditions defined within the Purchase Agreement. The Parties agree that all capitalized terms used in this Amendment have the meanings defined within the Purchase Agreement, and the Parties agree to amend (or further amend, as applicable) the following sections and/or schedules of the Purchase Agreement:

1.	Schedule G – Purchaser Selected Optional Features

The Parties agree to include the following additions as Purchaser Selected Optional Features, and the following tables shall be added into Schedule G accordingly:

For each of AC3 and AC4:

Item	Description/Details	Price
New Installations
1.	GI 275 Traffic Indicator	$	[***	]
	Wiring harness, connectors, CBs and consumables	$	[***	]
	Labour	$	[***	]
2.	Re-engineer and Amend STC SA20-1/ST04482NY	$	[***	]
Amend EO to reflect addition of GI275, develop drawings and design wiring harness, incorporate GI275 into centre panel and add CBs. Submit STC to regulatory authority for approval
3.	Technosonic TDFN-136B, FM Antenna	$	[***	]
	Wiring harness, connectors, CBs and consumables	$	[***	]
	Labour	$	[***	]
4.	Re-engineer and Amend STC SA20-1/ST04482NY	$	[***	]
Amend EO to reflect addition of FM radio, develop drawings and design wiring harness, incorporate into co-pilot panel and add CBs. Submit STC to regulatory authority for approval

2.	Total Agreement Value

Section 1 of Schedule E is hereby deleted and replaced in its entirety with the following:

Note: highlighted texts denote changes

The following table, Table 1, illustrates (i) the Purchase Price of each Purchased Aircraft, (ii) the total price of all Aircraft, in addition to the total price of Spares and Equipment, Ferry Services and/or Training Services that have been purchased (via Schedules K through M, where applicable), under this Agreement. Accordingly, the total amount payable by Purchaser to LAS under this Agreement is $[***].

Private and Confidential

Table 1 (in USD)
Aircraft	Base price			Price for Purchaser Selected Optional Features			Total price per Aircraft
1 (AC1)	$	[***	]	$	[***	]	$	[***	]
2 (AC2)	$	[***	]	$	[***	]	$	[***	]
3 (AC3)	$	[***	]	$	[***	]	$	[***	]
4 (AC4)	$	[***	]	$	[***	]	$	[***	]
5 (AC5)	$	[***	]	$	[***	]	$	[***	]
6 (AC6)	$	[***	]	$	[***	]	$	[***	]

Total:							$	[***	]

3.	Payment Schedule

For the avoidance of doubt, the provisions relating to the payment of Purchaser Selected Option Features under Table 2 Schedule E (as included by Amendment 4) shall apply to the additional options listed above, i.e.:

Payments for the additional options shall be made:

1.	On placing the order (by way of LAS and Purchaser entering into a Work Change Order) of the Purchaser Selected Option Features – [***]% of the price of the Purchaser Selected Option Features

2.

On LAS’s receipt of the components of the relevant Purchaser Selected Option Features (at which point LAS will invoice Purchaser for such components) – [***]% of the price of the Purchaser Selected Option Features

This Amendment may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument. This Amendment may be delivered by any party by facsimile or similar means of electronic communication, and if so executed and delivered, shall be legally binding on the party executing it in such manner.

LAS and Purchaser additionally agree that, pursuant to the Purchase Agreement, this Amendment shall constitute an amendment to the Purchase Agreement, and all Sections of the Purchase Agreement that have not been affected or addressed by this Amendment shall remain in full force and effect and, in combination with the changes addressed within this Amendment, shall now constitute the entire agreement between the parties.

[signature page follows]

IN WITNESS WHEREOF this Amendment has been executed by the parties’ duly authorized representatives.

Longview Aviation Services Inc.		Bridger Air Tanker, LLC
Per:		Per:

/s/ Robert Mauracher		/s/ James Muchmore
Name:	Robert Mauracher	Name:	James Muchmore
Title:	Chief Operating Officer	Title:	Chief Legal Officer

Viking Air Limited
Per:

/s/ Robert Mauracher
Name:	Robert Mauracher
Title:	Executive Vice President, Sales & Marketing